CASTLE CONVERTIBLE FUND, INC. [LOGO]


                                Annual Report
                              October 31, 1995


Dear Shareholder:

      After a promising pickup in activity in the third quarter, the U.S. economy has slowed again. Long-term interest rates have fallen as signs of weakness multiply and the outlook for inflation remains favorable. The 30-year Treasury bond, as we write, yields 6.08%, nearly 180 basis points lower than the yields prevailing a year ago. The yield on the 10-year bond during the same period has fallen almost 200 basis points to around 5.75%. On the other hand, short-term rates which are more influenced by Federal Reserve policy, have barely budged. The yield on 3-month Treasury bills, for example, has slipped a mere 25 basis points to 5.25%. As a result, the yield curve, which traces the relationship between interest rates and lengths of time to maturity, has flattened dramatically. In fact, the 10-year Treasury bond is actually yielding less than the Fed Fund rate, a highly unusual development. The implication is clear. Investors believe that monetary policy is too restrictive given current economic conditions. When the Federal Reserve will next cut rates may be debatable, but we share the market's expectation that the Federal Reserve will ease policy in the months ahead.

      The stock market, in our opinion, is still undervalued given the low level of interest rates. We believe the economy will keep expanding at a slow rate. The interest-sensitive sectors of the economy should begin to accelerate in response to the drop in interest rates which has already occurred. Surveys continue to show consumer confidence is high. The economy continues to create new jobs, and the unemployment rate remains low. A great deal of wealth has been created in the financial markets. All of these indicators point to slow, steady growth. If corporate profits hold up, and on balance we expect they will, the stock market should continue to advance, even after the strong performance so far in 1995.

      The stock market, as measured by the S & P 500 Index, produced a spectacular total return of 8.4% in the three month period ended November 30th, resulting in a total return of 35.0% for the first eleven months of 1995. The gains for Castle were less dramatic, as would be expected given its more conservative investment strategy. Still, for the eleven months ended November 30th, Castle's total return reached 24.2% on a NAV basis, well ahead of the 17.5% total return of the fixed-income market, as measured by the Lehman Government/Corporate Bond Index.

      Given our positive outlook for both the stock and bond markets, we expect that Castle will continue to produce favorable returns for its investors in the new year.

      Dividends paid in December 1995 were $0.48 from net investment income, $0.61 from short-term capital gains and $0.10 from long-term capital gains.


                                       Respectfully submitted,



                                       David D. Alger
                                       President
December 15, 1995



CASTLE CONVERTIBLE FUND, INC.
SCHEDULE OF INVESTMENTS
October 31, 1995


Principal
Amount       Corporate Bonds--59.3%                 Value
---------------------------------------------------------------

             BUILDING & CONSTRUCTION--2.2%
$1,500,000   Continental Homes Holding Corp.,
              Cv. Notes, 6.875%, 3/15/02            $ 1,417,500
                                                    -----------

             COMPUTER RELATED & BUSINESS
              EQUIPMENT--8.7%
   750,000   Bay Networks, Cv. Sub. Deb.,
              5.25%, 5/15/03(a)                         855,000
   500,000   Diagnostic/Retrieval Systems,
              Inc., Sr.  Sub. Cv. Notes, 9.00%,
              10/1/03 (a)                               503,750
 1,500,000   Seagate Technology Corp., Cv.
              Sub. Deb., 6.75%, 5/1/12                1,680,000
   500,000   Softkey International Inc., Sr. Cv.
              Notes, 5.50%, 11/1/00 (a)                 422,500
 1,250,000   3 Com Corp., Cv. Sub. Notes,
              10.25%, 11/1/01(a)                      2,078,125
                                                    -----------
                                                      5,539,375
                                                    -----------

             ENERGY--5.5%
 1,600,000   Ashland Inc., Cv. Sub. Deb.,
              6.75%, 7/1/14                           1,592,000
 1,850,000   Consolidated Natural Gas, Cv. Sub.
              Deb., 7.25%, 12/15/15                   1,924,000
                                                    -----------
                                                      3,516,000
                                                    -----------

             HEALTH CARE--6.3%
 3,050,000   Beverly Enterprises, Cv. Sub. Deb.,
              7.625%, 3/15/03                         2,966,125
 1,000,000   Medical Care International,
              Eurodollar, Cv. Sub. Deb., 6.75%,
              10/1/06                                   992,500
                                                    -----------
                                                      3,958,625
                                                    -----------

             INSURANCE--4.5%
 2,000,000   Cigna Corp., Cv. Sub. Deb., 8.20%,
              7/10/10                                 2,860,000
                                                    -----------

             LEISURE & ENTERTAINMENT--2.5%
 1,547,300   Time Warner Inc., Cv. Sub. Deb.,
              8.75%, 1/10/15                          1,611,126
                                                    -----------

             MANUFACTURING--2.1%
 1,400,000   VLSI Technology, Inc., Cv. Sub.
              Notes, 8.25%, 10/1/05                   1,333,500
                                                    -----------

             METALS--.8%
   500,000   Inco Limited, Cv. Sub. Deb.,
              7.75%, 3/15/16                            530,000
                                                    -----------

             POLLUTION CONTROL--7.0%
 2,250,000   Browning-Ferris Industries,
              Eurodollar, Cv. Sub. Deb., 6.75%,
              7/18/05                                 2,221,875
 1,100,000   USA Waste Services, Inc., Cv. Sub.
              Deb., 8.50%, 10/15/02                   1,710,500
   500,000   U.S. Filter Corp., Cv. Sub. Notes,
              6.00%, 9/15/05 (a)                        527,500
                                                    -----------
                                                      4,459,875
                                                    -----------

             RETAILING--12.6%
$1,240,000   Fabri-Centers of America, Inc.,
              Cv. Sub. Deb., 6.25%, 3/1/02          $ 1,091,200
 1,800,000   Federated Dept. Stores, Sr. Cv.
              Discount Notes, 9.72%, 2/15/04          1,800,000
 1,800,000   Price/Costco Inc., Cv. Sub. Deb.,
              6.75%, 3/1/01                           1,831,500
 1,500,000   Tiffany & Co., Eurodollar, Cv. Sub.
              Deb., 6.375%, 3/15/01                   1,530,000
 1,750,000   Waban Inc., Cv. Sub. Deb., 6.50%,
              7/1/02                                  1,662,500
                                                    -----------
                                                      7,915,200
                                                    -----------

             SEMI-CONDUCTORS--4.3%
   500,000   Altera Corp., Cv. Sub.  Notes,
              5.75%, 6/15/02 (a)                        673,750
   500,000   Integrated Device Technology, Inc.,
              Cv. Sub. Notes, 5.50%, 6/1/02             478,125
 1,500,000   Network Equipment Technologies,
              Cv. Sub. Deb., 7.25%, 5/15/14           1,545,000
                                                    -----------
                                                      2,696,875
                                                    -----------

             TRANSPORTATION--2.8%
 1,800,000   Airborne Freight Corp., Cv. Sub.
              Deb., 6.75%, 8/15/01                    1,804,500
                                                    -----------

             Total Corporate Bonds
              (Cost $33,476,502)                     37,642,576
                                                    -----------


             Convertible Preferred
Shares       Stocks--25.3%
----------

             AIRLINES--.6%
     7,000   Delta Air Lines Inc., $3.50 Dep.
              Shrs., Series C.                          388,500
                                                    -----------

             COMMUNICATIONS--2.7%
    15,000   Evergreen Media Corp., Cv. 6.00%
              Exch. Pfd.                                903,750
    20,000   Mobile Telecommunication
              Technologies Corp., $2.25 Conv.
              Pfd.(a)                                   790,000
                                                    -----------
                                                      1,693,750
                                                    -----------

             COMPUTER RELATED & BUSINESS
              EQUIPMENT--3.2%
    30,000   General Motors Corporation, $3.25
              Series C Dep. Shrs.                     2,010,000
                                                    -----------

             PAPER PACKAGING & FOREST
              PRODUCTS--2.4%
    75,000   Stone Container Corp., $1.75 Cv.
              Pfd., Series E                          1,537,500
                                                    -----------

             PUBLISHING--2.8%
    25,000   Houghton Mifflin Company,
              6% Exch Nts.                            1,775,000
                                                    -----------

             RAW MATERIAL PROCESSING--7.6%
    20,000   Bethlehem Steel Corporation, $5.00
              Cum. Pfd.                             $ 1,065,000
    15,000   Howell Corp., $3.50 Cum. Pfd               757,500
    60,000   James River Corp., Dep. Shrs.,
              $3.50 Exch. Pfd., Series L.             3,000,000
                                                    -----------
                                                      4,822,500
                                                    -----------
             REAL ESTATE--1.1%
    35,400   Wellsford Residential Property
              Trust, 7.00% Cum. Cv. Pfd.,
              Series A                                  690,300
                                                    -----------

             SAVINGS & LOANS--2.7%
    30,000   Great Western Financial Corp.,
              Dep. Shrs., 8.75% Cum. Cv.
              Dep. Pfd.                               1,751,250
                                                    -----------

             MISCELLANEOUS--2.2%
    20,000   SCI Finance LLC, $3.125 Term Cv.
              Shares, Series A                        1,410,000
                                                    -----------

             Total Convertible Preferred Stocks
              (Cost $14,669,998)                     16,078,800
                                                    -----------

             UTILITIES
    52,000   American Electric Power Co., Inc.      $ 1,982,500
    35,000   Boston Edison Co.                          958,125
    38,000   Oklahoma Gas & Electric Co.              1,520,000
    65,000   Public Service Colorado                  2,218,125
    40,000   Rochester Gas & Electric Corp.             940,000
                                                    -----------
             Total Common Stocks
              (Cost $6,034,219)                       7,618,750
                                                    -----------


Principal    Short-Term Corporate
Amount        Notes--1.7%
----------

$1,061,000   Ford Motor Credit Company,
              5.7664%, 11/1/95
              (Cost $1,061,000)                       1,061,000
                                                    -----------

Total Investments
 (Cost $55,241,719)(b)                     98.3%     62,401,126
Other Assets in Excess of Liabilities       1.7%      1,076,469
                                          ---------------------
Total Net Assets                          100.0%    $63,477,595
                                          =====================

____________________
<Fa>  Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
<Fb>  At October 31, 1995, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $55,241,719, amounted to
      $7,159,407, which consisted of aggregate gross unrealized appreciation of
      $7,980,002 and aggregate gross unrealized depreciation of $820,595.


                            ____________________

CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995


ASSETS:
  Investments in securities, at value (cost $55,241,719), see accompanying
   schedule of investments                                                                $62,401,126
  Cash                                                                                        554,351
  Receivable for investment securities sold                                                   292,964
  Dividends and interest receivable                                                           842,280
  Prepaid expenses                                                                              3,780

    Total Assets                                                                           64,094,501
LIABILITIES:
  Payable for investment securities purchased                                 $528,163
  Investment advisory fees payable                                              41,793
  Directors' fees payable                                                        3,370
  Accrued expenses                                                              43,580
    Total Liabilities                                                                         616,906
                                                                                          -----------
NET ASSETS applicable to 2,236,003 outstanding shares of $0.01 par value
 (10,000,000 shares authorized)                                                           $63,477,595
                                                                                          ===========
NET ASSET VALUE PER SHARE                                                                 $     28.39
                                                                                          ===========

                     See Notes to Financial Statements.


CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF OPERATIONS
for the year ended October 31, 1995


INVESTMENT INCOME:
  Income:
    Interest                                                               $ 2,813,777
    Dividends                                                                1,690,886
                                                                           -----------
      Total Income                                                           4,504,663
  Expenses:
    Investment advisory fees--Note 2(a)                     $  441,656
    Directors' fees                                             40,000
    Custodian and transfer agent fees                           35,135
    Shareholder reports                                         29,029
    Professional fees                                           25,260
    Bookkeeping fees                                            18,000
    Miscellaneous                                               28,929
                                                            ----------
                                                               618,009
    Less, earnings credits--Note 1(e)                          (10,580)
                                                            ----------
      Total Net Expenses                                                       607,429
                                                                           -----------
NET INVESTMENT INCOME                                                        3,897,234
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                           1,733,615
  Net increase in unrealized appreciation of investments     5,622,436
                                                            ----------
  Net realized and unrealized gain on investments                            7,356,051
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $11,253,285
                                                                           ===========

STATEMENTS OF CHANGES IN NET ASSETS

                                                              Year Ended         Four Months Ended   Year Ended
                                                              October 31, 1995   October 31, 1994    June 30, 1994
                                                              ----------------------------------------------------

FROM INVESTMENT ACTIVITIES:
  Net investment income                                       $ 3,897,234        $ 1,156,972         $ 3,602,809
  Net realized gain (loss) on investments                       1,733,615            (76,208)          2,327,503
  Net change in unrealized appreciation (depreciation) of
    investments                                                 5,622,436          1,349,199          (5,888,039)
                                                              --------------------------------------------------
    Net increase in net assets resulting from operations       11,253,285          2,429,963              42,273
                                                              --------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                                        (3,571,203)          (888,000)         (3,700,320)
  Net realized gain                                            (1,798,201)                --          (1,260,762)
                                                              --------------------------------------------------
    Total dividends                                            (5,369,404)          (888,000)         (4,961,082)
                                                              --------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
  Shares issued to shareholders from reinvestment of
   dividends (16,002 shares, 0 shares and 8,138 shares,
   respectively)                                                  386,445                 --             219,312
                                                              --------------------------------------------------
    Net increase (decrease) in net assets                       6,270,326          1,541,963          (4,699,497)
NET ASSETS:
  Beginning of period                                          57,207,269         55,665,306          60,364,803
                                                              --------------------------------------------------
  End of period (including undistributed net investment in-
   come of $852,117, $526,086 and $257,114, respectively)     $63,477,595        $57,207,269         $55,665,306
                                                              ==================================================

                     See Notes to Financial Statements.


CASTLE CONVERTIBLE FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period


                                                           Four
                                             Year          Months
                                             Ended         Ended
                                             October 31,   October 31,            Year Ended June 30,
                                                                       ----------------------------------------
                                             1995          1994*         1994       1993      1992      1991
                                             ------------------------------------------------------------------

Net asset value, beginning of period         $25.77        $25.07        $27.29     $24.20    $22.18    $21.65
                                             ------------------------------------------------------------------
Net investment income                          1.74          0.52          1.62       1.68      1.70      1.61
Net realized and unrealized gain (loss) on
 investments                                   3.29          0.58         (1.60)      3.23      2.02      0.58
                                             ------------------------------------------------------------------
Total from investment operations               5.03          1.10          0.02       4.91      3.72      2.19
                                             ------------------------------------------------------------------
Dividends from net investment income          (1.60)        (0.40)        (1.67)     (1.82)    (1.70)    (1.66)
Distributions from net realized gains         (0.81)           --         (0.57)        --        --        --
                                             ------------------------------------------------------------------
    Total Distributions                       (2.41)        (0.40)        (2.24)     (1.82)    (1.70)    (1.66)
                                             ------------------------------------------------------------------
Net asset value, end of period               $28.39        $25.77        $25.07     $27.29    $24.20    $22.18
                                             ==================================================================
Market value, end of period                  $25.63        $24.38        $22.25     $26.50    $21.25    $18.75
                                             ==================================================================

Total investment return based on market
 value per share                              15.82%        11.28%        (8.41%)    34.26%    22.78%     9.00%
                                             ==================================================================

Ratios and Supplemental Data:
  Net assets, end of period
   (000's omitted)                           $63,478       $57,207       $55,665    $60,365   $53,537   $49,058
                                             ==================================================================
  Ratio of expenses to average net
   assets                                      1.05%**       1.04%         1.05%      1.06%     1.10%     1.15%
                                             ==================================================================
  Ratio of net investment income to
   average net assets                          6.62%         6.02%         6.02%      6.50%     7.24%     7.79%
                                             ==================================================================
  Portfolio Turnover Rate                     52.80%         8.65%        29.38%     52.63%    68.69%    48.37%
                                             ==================================================================

--------------------
<F*>  Ratios have been annualized; total return has not been annualized.
<F**> Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been 1.03%.


                     See Notes to Financial Statements.



CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Summary of Significant Accounting
 Policies:

      Castle Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The Fund's investment adviser is Fred Alger Management, Inc. (the "Adviser").

      Effective October 31, 1994, the Fund changed its fiscal year end from June 30 to October 31.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation--Investments in securities are valued at 4:00 p.m. Eastern time. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Directors. Short-term corporate notes are valued at amortized cost which approximates market value.

(b) Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Dividends to Shareholders--Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Dividends from net realized gain are declared and paid annually after the end of the fiscal year in which earned.

(d) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required.

(e) Earnings Credits--The Fund's custodian fees have been reduced as a result of earnings credits received on overnight cash balances. Balances left on deposit with the custodian preclude their use elsewhere.

NOTE 2--Investment Advisory Fees and Other
 Transactions with Affiliates:

(a) Investment Advisory Fees--Fees incurred by the Fund, pursuant to the provisions of an Investment Advisory Contract (the "Contract") with the Adviser, are payable monthly and computed at an annual rate of .75% based on the average of the Fund's weekly net asset value.

      The Contract further provides that if in any fiscal year the aggregate expenses of the Fund (excluding interest, brokerage commissions, taxes and extraordinary expenses) should exceed 1.5% of the first $30 million of average net assets and 1.0% of the average net assets of the Fund over $30 million, the Adviser will reimburse the Fund for such excess expenses. For the year ended October 31, 1995, no reimbursement was required pursuant to the Contract. For the year ended October 31, 1995, the total investment advisory fee charged to the Fund amounted to $441,656, and the Adviser received $18,000 for bookkeeping services supplied to the Fund at cost.

(b) Transfer Agent Fees--Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of the Adviser, serves as transfer agent for the Fund. During the year ended October 31, 1995, the Fund incurred fees of approximately $13,900 for services provided by Alger Services and reimbursed Alger Services approximately $4,100 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) Directors' Fees--Certain directors and officers of the Fund are directors and officers of the Adviser and Alger Services. The Fund pays each director who is not affiliated with the Adviser or its affiliates an annual fee of $8,000, payable quarterly, which is reduced proportionately by any meetings not attended during the quarter.

(d) Other Transactions With Affiliates--At October 31, 1995, the Adviser and its affiliates owned 308,756 shares of the Fund.

NOTE 3--Securities Transactions:

      During the year ended October 31, 1995, purchases and sales of investment securities, excluding short-term securities, aggregated $30,007,852 and $31,547,483, respectively.

NOTE 4--Components of Net Assets:

      At October 31, 1995, the Fund's net assets consisted of:


Paid-in capital                        $54,012,068
Undistributed net investment income        852,117
Undistributed net realized gain          1,454,003
Net unrealized appreciation              7,159,407
                                       -----------
NET ASSETS                             $63,477,595
                                       ===========



                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Castle Convertible Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities of Castle Convertible Fund, Inc. (a Delaware Corporation), including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, for the four months in the period ended October 31, 1994, and for the year ended June 30, 1994, and the financial highlights for the year ended October 31, 1995, for the four months in the period ended October 31, 1994, and for each of the four years in the period ended June 30, 1994. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Castle Convertible Fund, Inc. as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the four months in the period ended October 31, 1994, and for the year ended June 30, 1994, and the financial highlights for the year ended October 31, 1995, for the four months in the period ended October 31, 1994, and for each of the four years in the period ended June 30, 1994, in conformity with generally accepted accounting principles.

                                       ARTHUR ANDERSEN LLP


New York, New York
December 14, 1995






                    CASTLE CONVERTIBLE FUND, INC. [LOGO]





Board of Directors

Fred M. Alger, Chairman
David D. Alger
Lester L. Colbert, Jr.
Arthur M. Dubow
Stephen E. O'Neil
Nathan Saint-Amand
John T. Sargent
----------------------------------------------

Investment Adviser

Fred Alger Management, Inc.
75 Maiden Lane
New York, N.Y. 10038
----------------------------------------------

Transfer Agent and Dividend Disbursing Agent

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, N.J. 07302-9811
----------------------------------------------

Custodian

NatWest Bank National Association
10 Exchange Place
Jersey City, N.J. 07302
----------------------------------------------

Independent Public Accountants

Arthur Andersen LLP
1345 Avenue of the Americas
New York, N.Y. 10105
----------------------------------------------

This report was prepared for distribution to shareholders and to others who may be interested in current information concerning the Fund. It was not prepared for use, nor is it circulated in connection with any offer to sell, or solicitation of any offer to buy, any securities.